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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 29, 2003
(Date of earliest event reported)

TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	0-21055 (Commission File Number)	84-1291044 (I.R.S. Employer Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112 (Address of principal executive offices, including Zip Code)

Telephone Number (303) 397-8100
(Registrant's telephone number, including area code)

Item 5. Other Events

        On January 29, 2003, TeleTech Holdings, Inc. (the "Company) announced that TeleTech received formal notification from the United States Postal Service ("USPS") of its decision not to renew its relationship. TeleTech provides services to the USPS from two U.S.-based customer management centers, representing 5.5 percent of TeleTech's 2002 revenues, or approximately $56 million. TeleTech will be working closely with the USPS to coordinate the transition.

        TeleTech also announced that TeleTech recently signed a five-year agreement with a large broadband communications company to provide customer service and billing inquiry support. TeleTech believes the project will ramp to the equivalent of approximately one customer management center by the end of 2003, primarily utilizing capacity in its U.S. multi-client facilities.

        A further description of these events is set forth in the press release issued by TeleTech, dated January 29, 2003, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 7. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 29, 2003

FORWARD LOOKING STATEMENTS

        All statements not based on historical fact are forward-looking statements that involve substantial risks and uncertainties. In accordance with the Private Securities Litigation Reform Act of 1995, following are important factors that could cause the Company's actual results to differ materially from those expressed or implied by such forward-looking statements: lower than anticipated customer interaction center capacity utilization; the loss or delay in implementation of a customer management program; the Company's ability to build-out facilities in a timely and economic manner; greater than anticipated competition from new entrants into the customer care market, causing increased price competition or loss of clients; the loss of one or more significant clients; higher than anticipated start-up costs associated with new business opportunities; the Company's ability to predict the potential volume or profitability of any future technology or consulting sales; the Company's agreements with clients may be canceled on relatively short notice; and the Company's ability to generate a specific level of revenue is dependent upon customer interest in and use of the Company's clients' products and services. Readers are encouraged to review the Company's 2001 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q for the first, second and third quarters of 2002, which describe other important factors that may impact the Company's business, results of operations and financial condition. However, these factors should not be construed as an exhaustive list. The Company cannot always predict which factors could cause actual results to differ materially from those in its forward-looking statements. In light of these risks and uncertainties the forward-looking statements might not occur. The Company assumes no obligation to update its forward-looking statements to reflect actual results or changes in factors affecting such forward-looking statements.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc.
By:
KENNETH D. TUCHMAN Chief Executive Officer

Dated: January 29, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 29, 2003

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX